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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JULY 24, 2003







                                  ALLETE, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000





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ITEM 5. OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE  (ITEM 12.  RESULTS OF
        OPERATIONS AND FINANCIAL CONDITION)

Reference is made to the 2002 Form 10-K of ALLETE,  Inc. (ALLETE) for background
information  on  the  following  updates.  Unless  otherwise  indicated,   cited
references are to ALLETE's 2002 Form 10-K.

On July 24, 2003 ALLETE issued a press release announcing second quarter 2003 earnings which is attached to this Current Report on Form 8-K as Exhibit 99 and incorporated herein by reference in its entirety. The information is being filed pursuant to Item 12. Results of Operations and Financial Condition and is being presented under Item 5. Other Events and Regulation FD Disclosure in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information, including Exhibit 99 attached hereto, shall be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, and shall be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Ref. Page 19. - Last Paragraph
Ref. Page 40. - Third Full Paragraph
Ref. Page 68. - Second Paragraph
Ref. Form 8-K dated March 7, 2003 and filed March 10, 2003
Ref. Form 8-K dated and filed March 14, 2003
Ref. 10-Q for the quarter ended March 31, 2003, Page 21. - Third Paragraph

On July 24, 2003 Florida Water Services Corporation (Florida Water), a wholly owned subsidiary of ALLETE, signed a purchase agreement to sell seven of its Florida water and wastewater systems to governmental entities in Florida for $296 million payable at closing. The transaction will result in an after-tax gain of $55 million. The water and wastewater systems in this purchase agreement represent approximately two-thirds of Florida Water's assets and include those systems serving the counties of Osceola, Hernando, Citrus, Lee, and Charlotte, and the communities of Marco Island and Palm Coast. The cash proceeds after transaction costs, retirement of Florida Water debt and payment of income taxes are estimated at $158 million, and will be used to retire debt at ALLETE. The sale is expected to close by the end of 2003 pending satisfaction of certain contingencies and regulatory approvals in Florida. Florida Water will continue to seek buyers for its remaining water systems. If interested governmental entities cannot be found, the remaining systems are expected to be sold to a private buyer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements - Not applicable

(b) Pro Forma Financial Information - Not applicable

(c) Exhibits

    Exhibit
    Number
    -------

     99 - ALLETE News Release dated July 24, 2003 announcing 2003 second quarter earnings.



                      ALLETE Form 8-K dated July 24, 2003                      1

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of ALLETE and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

     -  war and acts of terrorism;

     - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission, the Public Service Commission of Wisconsin and various county regulators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as general vehicle-related laws, including vehicle brokerage and auction laws;

     - unanticipated impacts of restructuring initiatives in the electric industry;

     -  economic and geographic factors, including political and economic risks;

     - changes in and compliance with environmental and safety laws and policies;

     -  weather conditions;

     -  natural disasters;

     -  market factors affecting supply and demand for used vehicles;

     -  wholesale power market conditions;

     -  population growth rates and demographic patterns;

     - the effects of competition, including the competition for retail and wholesale customers, as well as suppliers and purchasers of vehicles;

     -  pricing and transportation of commodities;

     -  changes in tax rates or policies or in rates of inflation;

     -  unanticipated project delays or changes in project costs;

     -  unanticipated changes in operating expenses and capital expenditures;

     -  capital market conditions;

     -  competition for economic expansion or development opportunities;

     -  ALLETE's ability to manage expansion and integrate recent  acquisitions;
        and

     - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Any forward-looking statement speaks only as of the date on which that statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

2                     ALLETE Form 8-K dated July 24, 2003

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                 ALLETE, Inc.





July 24, 2003                                James K. Vizanko
                           -----------------------------------------------------
                                             James K. Vizanko
                                  Vice President, Chief Financial Officer
                                               and Treasurer



                      ALLETE Form 8-K dated July 24, 2003                      3

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------

  99 - ALLETE News Release dated July 24, 2003 announcing 2003 second quarter earnings.



                      ALLETE Form 8-K dated July 24, 2003